SCHEDULE 14

Information Required in Proxy Statement

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Uranium Star Corp.

 (Name of Company As Specified In Charter)

Not Applicable

(Name of Person(s) Filing the Information Statement if other than Company)

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          1) Title of each class of securities to which transaction applies:

                  Common Stock, par value $0.001 per share

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URANIUM STAR CORP.

1224 Washington Avenue, Miami Beach, FL 33139 USA

and

520 – 141 Adelaide Street West, Toronto, Ontario, M5H 3L5 Canada

NOTICE OF ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS

I am pleased to give you notice that the 2009 Annual and Special Meeting of Stockholders of Uranium Star Corp. (the “Company”) will be held at the Board of Trade of Metro Toronto, 1 First Canadian Place,  3rd Floor, Toronto, Ontario  M5X 1C1 on  December 9, 2009 at 10:00 a.m., local time for the following purposes:

1.

To elect seven directors of the Company, each to hold their offices until the next annual and special meeting of the Company’s stockholders or until their successors have been duly elected and qualified.  The Company proposes to have the ability to elect up to nine directors, which vacancy can be filled at the Board’s discretion with individuals who can provide a significant contribution to the Company.

2.

To approve a change to the Company’s name from “Uranium Star Corp.” to Energizer Resources Inc.”, or if such name is not accepted by the relevant governmental or regulatory authorities, such other similar name as may be allowed, and to authorize the Company’s Board of Directors, in their discretion, to complete, postpone or abandon this change to the Company’s name.

3.

The ratification by the Company’s stockholders of the Amended and Restated 2006 Stock Option Plan (the “2009 Plan”), previously approved by the Company’s Board of Directors on September 29, 2009.  The 2009 Plan would increase the number of options for common shares of the Company authorized to be issued to 17,000,000 from the current 10,000,000.  The 2009 Plan has also been updated with certain minor changes to ensure compliance with all applicable laws given that the Company became a reporting issuer in Ontario on October 3, 2007 and is also now compliant with TSX Venture Exchange requirements.

4.

To ratify the appointment of MSCM LLP, Chartered Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2010.

5.

To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on Wednesday, October 28, 2009 as the record date for the annual and special meeting.  Only holders of record of the Company’s common stock on the close of business on that date are entitled to notice of, and to vote at, the meeting.

Dated:   October 23, 2009

/s/ J.A. Kirk McKinnon

J.A. Kirk McKinnon, Chairman and Chief Executive Officer

Whether or not you expect to be present at the meeting, you are urged to fill in, date, sign and return the enclosed proxy card.

If you wish to attend the annual and special meeting, please check the appropriate box on the enclosed proxy card and return it in the enclosed envelope.

The annual and special meeting for which this notice is given may be adjourned from time to time without further notice other than announcement at the meeting or any adjournment thereof.  Any business for which notice is hereby given may be transacted at any such adjourned meeting.

URANIUM STAR CORP.

1224 Washington Avenue, Miami Beach, FL 33139 USA

and

520 – 141 Adelaide Street West, Toronto, Ontario, M5H 3L5 Canada

Tel:(416) 364-4986;  Fax:(416) 364-2753

__________________________________________________________

PROXY STATEMENT

FOR

2009 ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS

OF URANIUM STAR CORP.

October 9, 2009

__________________________________________________________

Introduction

This proxy statement is being furnished to the stockholders of Uranium Star Corp. (the “Company”) by its Board of Directors in connection with the 2009 Annual and Special Meeting of Stockholders to be held at the Board of Trade of Metro Toronto, 1 First Canadian Place, 3rd Floor, Toronto, Ontario M5X 1C1 on  December 9, 2009 at 10:00 a.m., local time, or at any adjournment or postponement thereof.

Our registered office is located at 1224 Washington Avenue, Miami Beach, FL 33139 USA and our principal office is located at 520 – 141 Adelaide Street West, Toronto, Ontario, M5H 3L5 Canada.  The approximate date on which this proxy statement and the accompanying proxy are first being sent or given to our stockholders is November 2, 2009.

Date, Time and Place

This proxy statement is being furnished to you in connection with the solicitation of proxies by the Board of Directors of the Company from holders of its common stock for use at the annual and special meeting of stockholders to be held at the Board of Trade of Metro Toronto, 1 First Canadian Place, 3rd Floor, Toronto, Ontario  M5X 1C1 on December 9, 2009 at 10:00 a.m., local time, or at any adjournment or postponement thereof.

Proposals to be Considered

At the annual and special meeting, we will ask holders of our common stock to consider and vote upon the following items:

Election of Directors

The election of the Company’s directors, namely J.A. Kirk McKinnon, Richard  Schler, William Nielsen, John Sanderson, Quentin Yarie, Peter Harder and Julie Lee Harrs.  If elected, these directors will each serve until the next annual and special meeting of the Company’s stockholders or until their successors have been duly elected and qualified.  In addition, the stockholders will be asked to ratify an increase in size to the Board of Directors from seven to nine members, with the remaining vacancy to be filled in the future, at the Board’s discretion, with capable persons who can contribute positively to the Company.

Approval of the change to the Company’s name

The approval of a change to our name from “Uranium Star Corp.” to “Energizer Resources Inc.”, or if such name is not accepted by the relevant governmental or regulatory authorities, such other similar name as may be allowed, and to authorize the Company’s Board of Directors, in their discretion, to complete, postpone or abandon this change to our name. The purpose of the name change is to better reflect the strategic direction of the Company.

2009 Stock Option Plan Ratification

The approval and ratification by the Company’s stockholders of the Amended and Restated 2006 Stock Option Plan (the “2009 Plan”), previously approved by the Company’s Board of Directors on September 29, 2009.  The 2009 Plan would increase the number of options for common shares of the Company authorized to be issued to 17,000,000 from the current 10,000,000.  The 2009 Plan has also been updated with certain minor changes to ensure compliance with all applicable laws given that the Company became a reporting issuer in Ontario, Canada on October 3, 2007 and is also now compliant with TSX Venture Exchange requirements.

Ratification of the appointment of an Independent Registered Public Accounting Firm

The ratification by the Company’s stockholders of the appointment of MSCM LLP, Chartered Accountants, as our independent registered public accounting firm for the fiscal year ending June 30, 2010.

Record Date:

Stockholders of record at the close of business on Wednesday, October 28, 2009, the record date for the annual and special meeting, are entitled to receive this proxy statement and to vote at the meeting and at any adjournment or postponement thereof.  As of the close of business on the record date, there were 86,694,357 outstanding shares of the Company’s common stock entitled to notice of and to vote at the annual and special meeting. Holders of our common stock have one vote per share on each matter to be acted upon.  A list of the stockholders of record entitled to vote at the annual and special meeting will be available at the annual and special meeting and for 10 days prior to the annual and special meeting, for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m. at our registered and  principal offices at 1224 Washington Avenue, Miami Beach, FL 33139 USA and 520 – 141 Adelaide Street West, Toronto, Ontario, M5H 3L5 Canada respectively.

The presence in person or by proxy of holders of at least 10 percent (10%) of the outstanding shares of common stock of the Company constitutes a quorum at the annual and special meeting.  For purposes of determining the presence of a quorum for transacting business at the annual and special meeting, abstentions and broker “non-votes” (proxies from banks, brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the banks, brokers or nominees do not have discretionary power) will be treated as shares that are present.

Votes Required

Election of Directors

The directors nominated for election will be elected by a plurality of the votes cast, in person or by proxy, at the annual and special meeting.  Abstentions from voting and broker “non-votes” on the election of directors will have no effect since they will not represent votes cast at the annual and special meeting for the purpose of electing directors.

Approval of the change to the Company’s name

The proposal to approve a change to the Company’s name will require the affirmative vote of holders of a majority of the Company’s issued and outstanding shares of common stock. For purposes of this vote, votes to abstain will have the same effect as votes against the proposal, and broker non-votes will have no effect on the vote on the proposal.

Approval and ratification of the 2009 Plan

The approval and ratification by the Company’s stockholders of the Amended and Restated 2006 Stock Option Plan (the “2009 Plan”), previously approved by the Company’s Board of Directors on September 29, 2009 will require the affirmative vote of holders of a majority of the Company’s issued and outstanding shares of common stock. For purposes of this vote, votes to abstain will have the same effect as votes against the proposal, and broker non-votes will have no effect on the vote on the proposal.  The 2009 Plan would increase the number of options for common shares of the Company authorized to be issued to 17,000,000 from the current 10,000,000.  The 2009 Plan has also been updated with certain minor changes to ensure compliance with all applicable laws given that the Company became a reporting issuer in Ontario on October 3, 2007 and is also now compliant with TSX Venture Exchange requirements.

.

Ratification of the Appointment of Independent Registered Public Accounting Firm

The proposal to ratify the appointment of MSCM LLP, Chartered Accountants, as our independent registered public accounting firm for the fiscal year ending June 30, 2010 will require the affirmative vote of a majority of the votes cast at the annual and special meeting.  For the purposes of this vote, votes to abstain will have the same effect as votes against the proposal, and broker non-votes will have no effect on the vote on such proposal.

Voting of Proxies

Shares of our common stock will be voted in accordance with the instructions contained in the proxies. If you return a signed proxy card without indicating your vote, your shares will be voted:

•	FOR the election (as directors) of the persons who have been nominated by the Board of Directors and to increase the size of the Board from seven to nine members;
•	FOR the approval of the proposed change to the Company’s name;

•

FOR the ratification of the Company’s Amended and Restated 2006 Stock Option Plan (the “2009 Plan”), previously approved by the Company’s Board of Directors on September 29, 2009.  The 2009 Plan would increase the number of options for common shares of the Company authorized to be issued to 17,000,000 from the current 10,000,000.  The 2009 Plan has also been updated with certain minor changes to ensure compliance with all applicable laws given that the Company became a reporting issuer in Ontario on October 3, 2007 and is also now compliant with TSX Venture Exchange requirements.

.

•	FOR the ratification of the appointment of MSCM LLP, Chartered Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2010; and
•

with respect to any other matter that may properly be brought before the annual and special meeting in accordance with the judgment of the person or persons voting.  We do not expect that any matter other than as described in this proxy statement will be brought before the annual and special meeting.

Revocability of Proxies; How to Vote

The grant of a proxy on the enclosed proxy card does not preclude a stockholder from voting in person. You may revoke a proxy at any time prior to your proxy being voted at the annual and special meeting by:

•	delivering to our Chairman and Chief Executive Officer, prior to the annual and special meeting, a written notice of revocation bearing a later date or time than the proxy;
•	timely delivery of a valid, later dated proxy; or
•	attending the annual and special meeting and voting in person.

Attendance at the annual and special meeting will not by itself constitute revocation of a proxy.  If an adjournment occurs, it will have no effect on the ability of stockholders of record as of the record date to exercise their voting rights or to revoke any previously delivered proxies.  We do not expect to adjourn the annual and special meeting for a period of time long enough to require the setting of a new record date for that meeting.

If your shares are registered directly in your name with our transfer agent, Empire Stock Transfer Inc., you are considered, with respect to those shares, the “stockholder of record.”  The Notice of Annual and Special Meeting of Stockholders, Proxy Statement, Annual Report on Form 10-K and proxy card have been sent directly to you on the Company’s behalf.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name.  The Notice of Annual and Special Meeting of Stockholders, Proxy Statement, Annual Report on Form 10-K and proxy card have been forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the stockholder of record.  As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instruction card included in the mailing.

Solicitation of Proxies

The cost of solicitation of proxies being solicited on behalf of the Board of Directors will be borne by the Company.  In addition to the use of the mail, proxy solicitation may be made through other means, including by telephone, facsimile and personal interview by our officers, directors and employees.  We will, upon request, reimburse banks, brokers, nominees and other record holders for their reasonable expenses in sending soliciting material to persons for whom they hold shares.

Stockholders should not send stock certificates with their proxy cards.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees

Our Board of Directors currently consists of seven directors.

At the annual and special meeting, our stockholders will be asked to elect the following seven directors:  J.A. Kirk McKinnon, Richard E. Schler, William Nielsen, John Sanderson, Quentin Yarie, Peter Harder and Julie Lee Harrs.  If elected, these individuals will hold office until the next annual and special meeting of the Company’s stockholders or until their successors have been duly elected and qualified.  Unless otherwise specified, all proxies received will be voted in favor of the election of the nominees named below as directors of the Company.  Directors will be elected by a plurality of the votes cast, in person or by proxy, at the annual and special meeting.

In addition, the stockholders will be asked to ratify an increase to the size of the Board of Directors from seven to nine members, with the remaining vacancy to be filled in the future, at the discretion of the Board of Directors with capable persons who can contribute positively to the Company.

The Board of Directors does not have a charter governing its nominating procedures, nor has it adopted a policy regarding the consideration of candidates to serve as directors.

The term of each of the current directors expires at the 2010 annual and special meeting or when his or his respective successor is duly elected and qualified.  The Company’s management has no reason to believe that any of the nominees will be unable or unwilling to serve as a director, if elected.  Should any of the nominees not remain a candidate for election at the date of the annual and special meeting, proxies will be voted in favor of the nominees who remain candidates and may be voted for substitute nominees selected by the Board of Directors.  Set forth below is biographical information for each nominee.

The following have been nominated to serve as directors until the next annual and special meeting of the Company’s stockholders and until their successors have been duly elected and qualified:

J.A. Kirk McKinnon (Brampton, Canada)

Mr. McKinnon has served as the Company’s Chairman and Chief Executive Officer since October 1, 2009 and a director since April 2006.  Mr. McKinnon has also served as the Company’s President and Chief Executive Officer from April 2006 to September 30, 2009.  He brings over 25 years of senior management experience to the Company.  Mr. McKinnon is currently President and CEO of MacDonald Mines Exploration Ltd., Red Pine Exploration Inc.  and Honey Badger Exploration Inc., all of which are resource exploration companies headquartered in Toronto, Canada.   Previously, Mr. McKinnon held senior management positions with several high profile Canadian corporations, including Nestle Canada.

Mr. McKinnon is well-versed in business management and he has been very successful in raising funds in the capital markets.

Richard E. Schler, MBA (Toronto, Canada)

Mr. Schler has served as the Company’s Vice President and Chief Financial Officer since October 1, 2009 and a director since April 2006.  Mr. Schler was Chief Operating Officer and Chief Financial Officer from February 2009 to September 30, 2009 and served as Vice President and Chief Financial officer from April 2006 to January 2009.  He is also currently serving as Chief Operating Officer and Chief Financial Officer of MacDonald Mines Exploration Ltd., Red Pine Exploration Inc. and Honey Badger Exploration Inc., all of which are resource exploration companies headquartered in Toronto, Canada.  Before joining these companies, Mr. Schler held various senior management positions with noted corporations.  He also has over 25 years of experience in the manufacturing sector.  Mr. Schler is very experienced in financial management and business operations. Together with Mr. McKinnon, they have been very successful in raising funds in the capital markets.

William Nielsen, P.Geo (Acton, Canada)

Mr. Nielsen, P. Geo. has been the Company’s Vice President, Exploration since September 1, 2009 and has been a director of the Company since April 2006.  He has over 30 years of field experience, as well as experience in project management and as a consultant in mineral/resource exploration.  Mr. Nielsen was also Vice President of Exploration for NevSun Resources Ltd., a Vancouver, Canada-based resource company from July 1997 to December 2008.  Mr. Nielsen led the exploration team for NevSun Resources Ltd. in the successful discovery of a world class VMS mineral deposit in Eritrea, Africa.

Mr. Sanderson Q.C. (Vancouver, Canada)

Mr. Sanderson has been a Director of the Company since January 2009 and Chairman of the Board of Directors of the Company from January 2009 to September 2009. In addition to continuing as a Director, he will also serve as Vice Chairman of the Board of Directors of the Company effective October 1, 2009.  Mr. Sanderson is a mediator, arbitrator, consultant and lawyer called to the Bar in Ontario and British Columbia.

Quentin Yarie (Toronto, Canada)

Mr. Yarie has served as a director of the Company since December 2008. Since October 2007, Mr Yarie is a business development officer with Geotech Ltd, a geo-physical airborne survey company. From September 2004 through October 2007, Mr. Yarie was a senior representative of sales and business development for Aeroquest Limited.

V. Peter Harder, LL.D, M.A., B.A. (Hons) (Manotick, Canada)

Mr. Harder has served as a director of the Company since July 2, 2009.  He is a Senior Policy Advisor to Fraser Milner Casgrain, LLP a national law firm in Canada.

Prior to joining Fraser Milner Casgrain, LLP, Mr. Harder was a long-serving Deputy Minister in the Government of Canada. First appointed a Deputy Minister in 1991, he served as the most senior public servant in a number of federal departments including Treasury Board, Solicitor General, Citizenship and Immigration, Industry and Foreign Affairs and International Trade. At Foreign Affairs, Mr. Harder

assumed the responsibilities of the Personal Representative of the Prime Minister to three G8 Summits (Sea Island, Gleneagles and St. Petersburg). Mr. Harder served as Co-Chair of the Canada China Strategic Working Group.

Mr. Harder is also a director of Power Financial Corporation (TSX: PWF); IGM Financial Corporation (TSX:IGM), ARISE Technologies (TSX:APV), Telesat Canada, KRIA Resources Inc., Pinetree Capital Limited (TSX:PNP), and Canada World Youth. Mr. Harder is also a member of a Board of Governors of the University of Ottawa, The United Church Foundation and other charitable organizations.

Mr. Harder was appointed a Trudeau Foundation Mentor for 2009-2010. He also serves as the Chair of the National Arts Centre’s Governance, Nominating, and Ethics Committee. In 2008, Peter was elected the President of the Canada China Business Council (CCBC). He also serves on the Board of Directors of the Canada Eurasia Russia Business Association (CERBA) and is a member of the International Institute for Strategic Studies (IISS).

Julie A. Lee Harrs LL.B (Toronto, Canada)

Ms. Lee Harrs was appointed President and Chief Operating Officer and a director of the Company effective September 29, 2009. Ms. Lee Harrs was Senior Vice President, General Counsel and Corporate Secretary of Sherritt International Corporation (TSX: S) from April 2006 to October 2008 and Associate General Counsel and Assistant Secretary of Inco Limited (now part of NYSE: VALE) from March 2000 – January 2005. Before joining these mining companies, Ms. Lee Harrs was a corporate lawyer with Blakes, a national law firm. Ms. Lee Harrs received her B.A. (Honours) in Economics from McGill University in Montreal, Canada and her LL.B. from the University of Ottawa in Ottawa, Canada.

Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR the election of each of the nominees.

Corporate Governance

The Company’s Board of Directors has established two committees: the audit committee and a separate advisory committee.  The Company’s Board of Directors does not currently have any nominating, compensation or committees other than those listed above.  All of the functions that would be performed by those other committees (except the audit committee and a separate advisory committee) are performed by the entire Board of Directors.  Due to the small size of the Board of Directors and the Company’s limited operations, the Board of Directors has determined that it is not currently appropriate for such committees to be established.

Audit Committee and Audit Committee Financial Expert

The Company’s audit committee is comprised of John Sanderson, Richard Schler and Quentin Yarie, all of whom are financially literate.  The audit committee has not adopted a charter.  Messrs. Sanderson and Yarie are independent directors as they do not have any involvement in the day to day operations of the Company. Mr. Schler qualifies as an audit committee financial expert, although he is not independent. The audit committee is a key component of the Company’s commitment to maintaining a high standard of corporate responsibility. The Committee reviews the Company’s financial reports, internal control systems, the management of financial risks and the external audit process. It has authority to conduct any investigation appropriate to its responsibilities.

Special Advisory Committee

The Company established a special advisory committee to oversee its Green Giant Project in Madagascar.  The Special Advisory Committee consists of Mr Brian Tobin, P.C., ICD.D. and Mr. Peter Harder LL.D, M.A., B.A. (Hons).  The purpose of this committee is to assist the Company in securing financing and strategic partners for the development of the Green Giant Project including liaison with governmental and regulatory bodies in the Republic of Madagascar

Code of Ethics

The Company has adopted a code of business conduct and ethics that applies to its directors, officers, and employees, including its principal executive officers, principal financial officer, principal accounting officer, controller or persons performing similar functions.  The Code of Ethics was filed as Exhibit 14.1 to our Annual Report on Form 10-KSB for the year ended June 30, 2006, as filed on October 12, 2006 with the Securities and Exchange Commission.

Meetings of the Board and Committees

The Board of Directors met four times in the 2009 fiscal year.  The audit committee also met four times in the 2009 fiscal year.  Each incumbent director attended all the meetings of the Board, and each incumbent member of the audit committee attended all meetings of that committee.

Compensation of Executives

Summary of Compensation

The following tables set forth certain summary information concerning the compensation paid or accrued during each of our last three completed fiscal years to our chief executive officer and each of our other executive officers who received compensation in excess of $100,000 during such period (as determined at June 30, 2009, the end of our last completed fiscal year):

	Annual Compensation			Long Term Compensation
				Awards		Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock	Securities Underlying Options/ SARs (#)	LTIP Payouts	All Other Compensation (Warrants & Options)
					Award(s) ($)			Awards ($)
J.A. Kirk McKinnon, President CEO and Director	2007	92,475	-	-	189,000 (1)	-	-	1,298,471 (2)
	2008 2009	120,000 134,200	- -	- -	145,000 (3) 84,000 (6)	- -	- -	421,590 (4) Nil
Richard E. Schler, Vice-President, CFO and Director	2007	76,990	-	-	175,500 (1)	-	-	1,191,620 (2) 407,000 (5)
	2008 2009	108,000 124,275	-	-	140,000 (3) 70,000 (6)	-	-	378,350 (4) Nil

William Nielsen Director and Vice President, Exploration (7)	2007	-	-	-	162,000 (1)	-	-	1,082,069 (2)
	2008 2009	66,000 21,100	- -	- -	120,000 (3) 42,000 (6)	- -	- -	356,730 (4) Nil

 [1] Represented by shares valued at $0.54 per share (after applying a 50% discount to quoted market price) issued and to companies controlled by these individuals.

[2] Represented by stock options valued between $0.66 and $1.09 per option, using the Black-Scholes option pricing model.

 [3] Represented by shares valued at $0.20 per share (after applying a 50% discount to quoted market value) issued to these individuals and/or to companies controlled by them.

[4] Represented by stock options valued at $0.4324 per option, using the Black-Scholes option pricing model.

[5] Issuance of shares from the exercise of cashless stock options at an exercise price of $1.50.

[6] Represented by shares valued at $0.08 - $0.10 per share based on quoted market price issued to these individuals and/or to companies controlled by them

[7] Mr. Nielsen is compensated for the services he provides to the Company as a geologist and otherwise with respect to the Company’s exploration programs.

Options and Stock Appreciation Rights Grants

No stock options were granted to the Chief Executive Officer and Directors during the fiscal year ended June 30, 2009. The outstanding stock options granted to the Chief Executive Officers and Directors as at June 30, 2009 are as follows:

Outstanding Equity Awards at Fiscal Year-End
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested ($)
J.A. Kirk McKinnon, President & CEO	280,000 425,000 720,000 975,000	--	--	0.15 0.15 0.15 0.15	July 28, 2011 Nov. 26, 2011 March 4, 2012 July 11, 2012	--	--	--	--
Richard E. Schler Chief Financial Officer	690,000 875,000	--	--	0.15 0.15	March 4, 2012 July 11, 2012	--	--	--	--
William Nielsen, Director	150,000 375,000 650,000 825,000	--	--	0.15 0.15 0.15 0.15	July 28, 2011 Nov. 26, 2011 March 4, 2012 July 11, 2012	--	--	--	--

Aggregated Option Exercises and Fiscal Year-End Option Values

On March 9, 2006, the Company filed a Form S-8 Registration Statement in connection with its newly adopted 2006 Stock Option Plan (the “2006 Plan”) allowing for the direct award of shares or granting of stock options to acquire up to a total of 2,000,000 common shares.  On December 18, 2006, February 16, 2007 and July 11, 2007, the 2006 Plan was amended to increase the stock option pool by a total of 8,000,000 additional common shares.  No stock options were granted for the year ended June 30, 2009.

The following table summarizes the continuity of the Company’s stock options:

	Number of Shares	Weighted average exercise price $
Outstanding, June 30, 2007	4,935,000	0.63
Granted	4,020,000	0.50

Outstanding, June 30, 2008	8,955,000	0.63
Cancelled	(1,325,000)	0.66
Outstanding June 30, 2009	7,630,000	0.15

Additional information regarding options outstanding as at June 30, 2009 is as follows:

	Outstanding			Exerciseable
Exercise prices	Number of shares	Weighted average remaining life (years)	Weighted average exercise price	Number of shares	Weighted average exercise price
$0.15	515,000	2.08	$0.15	515,000	$0.15
$0.15	1,025,000	2.41	$0.15	1,025,000	$0.15
$0.15	2,570,000	2.70	$0.15	2,570,000	$0.15
$0.15	3,520,000	3.03	$0.15	3,520,000	$0.15

Total/Average	7,630,000	2.76	$0.15	7,630,000	$0.15

On April 21, 2009, the Board of Directors unanimously approved the re-pricing of 7,630,000 stock options outstanding by amending the exercise price ranging between $0.55 to $0.85 per share to $0.15 per share. The Company recorded stock-based compensation expense of $128,328 as a result of this modification.

The Board determined to make this adjustment to the exercise price of outstanding options so as to provide an incentive to holders of outstanding options to exercise those options, as well as to permit option-holders to participate in future increases in the Company’s value (as compared to the Company’s current value on a per share basis). This action was disclosed in a current report on Form 8-K filed by the Company on April 21, 2009.

Long-Term Incentive Plan Awards Table

There are no Long-Term Incentive Plans in place at this time.

Compensation of Directors

Directors who are also officers of the Company are remunerated for services rendered as officers.  During the fiscal year ended June 30, 2009, Kirk McKinnon received $134,200, Richard Schler $124,275 and William Nielsen $ 21,100. In addition to this cash remuneration, each of these individuals received stock based compensation in the form of restricted common shares and stock options, as previously noted in this item.  Also as previously reported in this item, a total of 2,100,000 shares were issued to directors as compensation for their service as directors and officers of the Company or in respect of other services provided to the Company.

Directors who are not also officers of the Company or do not otherwise provide services to the Company are not compensated for their service as directors, except for stock based compensation in the form of stock options.  Messrs. John Sanderson and Quentin Yarie each received 175,000 and 225,000 stock options during the fiscal year ended June 30, 2009. These options are included in the total number of options discussed in the preceding paragraph. The Company also reimburses them for expenses incurred in connection with their service on the Company’s Board of Directors.

The following table summarizes the value of the compensation paid by the Company to directors who do not provide services to the Company in other capacities.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All other Compensation ($)	Total ($)
John Sanderson Chairman & Director	--	16,000	--	--	--	--	16,000
Quentin Yarie, Director	--	21,000	--	--	--	--	21,000

No additional amounts are payable to the Company’s directors for committee participation or special assignments.  The compensation paid to directors who provide services to the Company in other capacities has been previously reported in this item under “Summary Compensation”.

Employment/Consulting Agreements

Currently, the Company does not have formal consulting agreements in place with Kirk McKinnon, Richard Schler or William Nielsen, but they are compensated on a fee for services monthly consulting basis. In consultation with legal counsel, the Company intends to execute consulting arrangements with all key personnel.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of the common stock as of June 30, 2009, by (i) each person who is known by the Company to own beneficially more than 5% of the any classes of outstanding common stock, (ii) each director of the Company, (iii) each of the Chief Executive Officers and the four (4) most highly compensated executive officers who earned in excess of $100,000 for all services in all capacities (collectively, the “Named Executive Officers”) and (iv) all directors and executive officers of the Company as a group.

The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 and 13d-5 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose.  The Company believes that each individual or entity named has sole investment and voting power with respect to the securities indicated as beneficially owned by them, subject to community property laws, where applicable, except where otherwise noted.

NAME	SHARES OF COMMON STOCK BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING COMMON STOCK BENEFICIALLY OWNED(1)
J A Kirk McKinnon President, CEO & Director 520 – 141 Adelaide Street West Toronto, Ontario Canada M5H 3L5(2)	-6,975,000-	8.33%
Richard E. Schler Vice President, CFO & Director 520 – 141 Adelaide Street West Toronto, Ontario Canada M5H 3L5(3)	-5,615,000-	6.71%
William Nielsen, Director 520 – 141 Adelaide Street West Toronto, Ontario Canada M5H 3L5(4)	-3,900,000-	4.66%
John Sanderson, Director Suite 790 – 401 West Georgia Street Vancouver, BC Canada V6B 5A1	-175,000-	0.21%
Quentin Yarie, Director 245 Industrial Parkway North Aurora, Ontario Canada L4G 4C4	-225,000-	0.27%
All Directors and Executive Officers and 5% shareholders as a Group (5 persons) (5)	-16,890,000-	20.18%
Pension Financial Services 360 St-Jacques Quesy, Suite 110 Montreal, Québec Canada H2Y 1P5	-4,823,565-	5.76%

[1] Based on total issued and outstanding shares of 83,694,357 as of June 30, 2009.

[2] Includes 1,000,000 warrants and 3,225,000 common shares held in a related company.   These warrants are exercisable until April 26, 2010 at a price of $0.15 per share.  Also includes 2,400,000 stock options exercisable at $0.15 per share with expiry dates between July 28, 2011 and July 12, 2012.

[3] Includes 900,000 warrants and 3,150,000 common shares held in a related company.  These warrants are exercisable until April 26, 2010 at a price of $0.15 per share.  Also includes 1,565,000 stock options exercisable at $0.15 per share with expiry dates between March 4, 2012 to July 12, 2012.

[4] Includes 250,000 warrants and 1,650,000 common shares held in a related company.  These warrants are exercisable until April 26, 2010 at a price of $0.15 per share.  Also includes 2,000,000 stock options exercisable at $0.15 per share with expiry dates between July 28, 2011 and July 12, 2012.

[5] Includes warrants exercisable for an aggregate of 2,150,000 common shares and stock options aggregating 5,965,000 common shares respectively.

Equity Compensation Plan Information

The following table sets forth certain information as of June 30, 2009 for (i) all compensation plans previously approved by the Company’s security holders and (ii) all compensation plans not previously approved by the Company’s security holders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	--	--	--
Equity compensation plans not approved by security holders	7,630,000	$0.15	1,580,000

All options reported above were issued under the Company’s 2006 Stock Option Plan. As of the date of this annual report, options for 1,580,000 of the Company’s common stock remain available for issuance under the Company’s 2006 Stock Option Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers, directors and persons who own more than 10% of a registered class of the Company’s equity securities to file certain reports with the SEC regarding ownership of, and transactions in, the Company’s securities.  Such officers, directors and 10% shareholders are also required by the SEC to furnish the Company with all Section 16(a) forms that they filed.

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, to file reports of beneficial ownership and changes in beneficial ownership of the Company’s securities with the SEC on Form 3 (Initial Statement of Beneficial Ownership), Form 4 (Statement of Changes of Beneficial Ownership of Securities) and Form 5 (Annual Statement of

Beneficial Ownership of Securities).  Directors, executive officers and beneficial owners of more than 10% of the Company’s Common Stock are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they filed.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers, directors and persons who own more than 10% of a registered class of the Company’s equity securities to file certain reports with the SEC regarding ownership of, and transactions in, the Company’s securities.  Such officers, directors and 10% shareholders are also required by the SEC to furnish the Company with all Section 16(a) forms that they filed.

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, to file reports of beneficial ownership and changes in beneficial ownership of the Company’s securities with the SEC on Form 3 (Initial Statement of Beneficial Ownership), Form 4 (Statement of Changes of Beneficial Ownership of Securities) and Form 5 (Annual Statement of Beneficial Ownership of Securities).  Directors, executive officers and beneficial owners of more than 10% of the Company’s Common Stock are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they filed.

Except as otherwise set forth herein, based solely on review of the copies of such forms furnished to the Company, or written representations that no reports were required, the Company believes that for the fiscal year ended June 30, 2009, beneficial owners and executives complied with Section 16(a) filing requirements applicable to them.

Based solely on a review of the copies of such forms furnished to the Company, or written representations that no reports were required, the Company believes that for the fiscal year ended June 30, 2009, beneficial owners and executives complied with Section 16(a) filing requirements applicable to them.

PROPOSAL 2

APPROVAL OF CHANGE TO COMPANY’S NAME

At the annual and special meeting of stockholders, the stockholders will be asked to approve a change to the Company’s name from “Uranium Star Corp.” to Energizer Resources Inc.” or if such name is not accepted by relevant governmental, regulatory and self-regulatory authorities, such other similar name as may be allowed, and authorize the Company’s Board of Directors, in their discretion, to complete, postpone or abandon this change to the Company’s name.

The Company’s current name, “Uranium Star Corp.” was originally selected because it evoked the Company’s original focus on uranium and other precious metals. However, since early 2008, the Company has increasingly focused on “rare metals” properties, interests and projects that relate primarily to “Vanadium” exploration and development. As Vanadium is increasingly used for battery storage and other to strengthen steel and metal alloys, the Board of Directors has determined that “Energizer Resources Inc.” is a name that will more accurately reflect the nature and business of the Company, as well as to avoid misunderstanding that could arise among prospective investors because of historical associations between uranium and the name “Uranium Star Corp”

Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR the change of the Company’s name

PROPOSAL 3

APPROVAL OF 2006 AMENDED AND RESTATED STOCK OPTION PLAN

At the annual and special meeting of stockholders, the stockholders will be asked to approve and ratify the Company’s Amended and Restated 2006 Stock Option Plan (the “2009 Plan”), previously approved by the Company’s Board of Directors on September 29, 2009.  The 2009 Plan would increase the number of options for common shares of the Company authorized to be issued to 17,000,000 from the current 10,000,000.  The 2009 Plan has also been updated with certain minor changes to ensure compliance with all applicable laws given that the Company became a reporting issuer in Ontario on October 3, 2007 and is also now compliant with TSX Venture Exchange requirements.

The purpose of the Stock Option Plan is: (i) to encourage ownership of common shares of the Company by directors and officers of the Company and other service providers of the Company; (ii) advance the interest of the Company by providing additional incentives for superior performance by such persons; and (iii) enable the Company to attract and retain valued directors, officers, employees and consultants.

Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR the approval and ratification of the Amended and Re-stated 2006 Stock Option

PROPOSAL 4
RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTING FIRM

At the annual and special meeting of stockholders, the stockholders will be asked to ratify the appointment of MSCM LLP, Chartered Accountants, as our independent registered public accounting firm for the fiscal year ending June 30, 2010.

The Board of Directors has selected MSCM LLP, Chartered Accountants, as our independent registered public accounting firm for the fiscal year ending June 30, 2010.  Although the selection of the independent registered public accounting firm is not required under the Company’s Bylaws or otherwise to be ratified by our stockholders, the Board of Directors has directed that the appointment of MSCM LLP be submitted to our stockholders for ratification due to the significance of their appointment to us.  If our stockholders fail to ratify the selection, it will be considered as a direction to the Board of Directors to consider the selection of a different firm.  Even if the selection is ratified, the Board of Directors in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

We do not expect a representative of MSCM LLP to be present at the annual and special meeting of stockholders.

Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR the ratification of the appointment of
MSCM LLP, Chartered Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2010.

Principal Accounting Fees and Services

Year ended June 30, 2009

Audit Fees:  The aggregate fees, including expenses, billed by the Company’s principal accountant in connection with the audit of our financial statements for the most recent fiscal year and for the review of our financial information included in our Annual Report on Form 10-K; and our quarterly reports on Form 10-QSB during the fiscal year ended June 30, 2009 was $59,095 Cdn.

Audit Related Fees:  The aggregate fees, including expenses, billed by the Company’s principal accountant for services reasonably related to the audit for the year ended June 30, 2009 were $6,000 Cdn.

All Other Fees:  The aggregate fees, including expenses, billed for all other services rendered to the Company by its principal accountant during year ended June 30, 2009 was $Nil

Year ended June 30, 2008

Audit Fees:  $ 79,050CDN

Audit Related Fees:  $6,000.

All Other Fees:  None.

AUDITOR INDEPENDENCE

Our Board of Directors considers that the work done for us in the year ended June 30, 2009 by MSCM LL.P, Chartered Accountants is compatible with maintaining MSCM LL.P, Chartered Accountants.

AUDITOR’S TIME ON TASK

All of the work expended by MSCM LL.P, Chartered Accountants on our June 30, 2009 audit was attributed to work performed by MSCM LL.P, Chartered Accountant’s full-time, permanent employees.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as noted above, none of the following parties has, since July 1, 2008 had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us:

•

any of our directors or officers;

•

any person proposed as a nominee for election as a director;

•

any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our outstanding shares of common stock;

•

any of our promoters;

•

any relative or spouse of any of the foregoing persons who has the same house as such person.

ANNUAL REPORT

All stockholders of record as of the record date are concurrently herewith being sent a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2009.

Any stockholder of the Company may obtain without charge additional copies of the Company’s Annual Report on Form 10-K for the 2009 fiscal year, as filed with the Securities and Exchange Commission, by writing to:

Chief Financial Officer Uranium Star Corp. 1224 Washington Avenue Miami Beach, FL 33139 USA	or to	Chief Financial Officer Uranium Star Corp. 520 – 141 Adelaide Street West Toronto, Ontario M5H 3L5 Canada

STOCKHOLDER PROPOSALS AND NOMINATIONS

Under Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual and special meeting of stockholders. To be eligible for inclusion in our 2010 proxy statement, your proposal must be received by us no later than August 1, 2010 , and must otherwise comply with Rule 14a-8. While the Board of Directors will consider stockholder proposals, we reserve the right to omit from our proxy statement stockholder proposals that we are not required to include under the Exchange Act, including under Rule 14a-8.

You may write to our Secretary at one of the Company’s addresses as reported above to deliver the notices discussed above and to request a copy of the relevant By-law provisions regarding the requirements for making stockholder proposals and nominations of directors.

OTHER MATTERS

As of the date of this proxy statement, we know of no matters other than those set forth herein that will be presented for consideration at the meeting. If any other matter or matters are properly brought before the meeting or any adjournment thereof, the persons named in the accompanying proxy will have discretionary authority to vote, or otherwise act, with respect to such matters in accordance with their judgment.

AMENDED AND RESTATED 2006 STOCK OPTION PLAN

OF URANIUM STAR CORP.

(as of October, 2009)

1.

Purpose.  The purpose of this Plan is to advance the interests of Uranium Star Corp., a Minnesota corporation (the “Company”), by providing an additional incentive to attract, retain and motivate highly qualified and competent persons who are key to the Company, including key employees, consultants, independent contractors, Officers and Directors, and upon whose efforts and judgment the success of the Company and its Subsidiaries is largely dependent, by authorizing the grant of options to purchase Common Stock of the Company and other related benefits to persons who are eligible to participate hereunder, thereby encouraging stock ownership in the Company by such persons, all upon and subject to the terms and conditions of this Plan.

2.

Definitions.  As used herein, the following terms shall have the meanings indicated:

(a)

“Board” shall mean the Board of Directors of the Company.

(b)

“Cause” shall mean any of the following:

(i)

a determination by the Company that there has been a wilful, reckless or grossly negligent failure by the Optionee to perform his or her duties as an employee of the Company;

(ii)

a determination by the Company that there has been a wilful breach by the Optionee of any of the material terms or provisions of any employment agreement between such Optionee and the Company;

(iii)

any conduct by the Optionee that either results in his or her conviction of a felony under the laws of the United States of America or any state thereof, or of an equivalent crime under the laws of any other jurisdiction;

(iv)

a determination by the Company that the Optionee has committed an act or acts involving fraud, embezzlement, misappropriation, theft, breach of fiduciary duty or material dishonesty against the Company, its properties or personnel;

(v)

any act by the Optionee that the Company determines to be in wilful or wanton disregard of the Company’s best interests, or which results, or is intended to result, directly or indirectly, in improper gain or personal enrichment of the Optionee at the expense of the Company;

2.

(vi)

a determination by the Company that there has been a wilful, reckless or grossly negligent failure by the Optionee to comply with any rules, regulations, policies or procedures of the Company, or that the Optionee has engaged in any act, behavior or conduct demonstrating a deliberate and material violation or disregard of standards of behavior that the Company has a right to expect of its employees; or

(vii)

if the Optionee, while employed by the Company and for two years thereafter, violates a confidentiality and/or noncompete agreement with the Company, or fails to safeguard, divulges, communicates, uses to the detriment of the Company or for the benefit of any person or persons, or misuses in any way, any Confidential Information, provided however, that, if the Optionee has entered into a written employment agreement with the Company which remains effective and which expressly provides for a termination of such Optionee’s employment for “cause,” the term “Cause” as used herein shall have the meaning as set forth in the Optionee’s employment agreement in lieu of the definition of “Cause” set forth in this Section 2(b).

(c)

“Change of Control” shall mean the acquisition by any person or group (as that term is defined in the Exchange Act, and the rules promulgated pursuant to that act) in a single transaction or a series of transactions of thirty percent (30%) or more in voting power of the outstanding stock of the Company and a change of the composition of the Board of Directors so that, within two years after the acquisition took place, a majority of the members of the Board of Directors of the Company, or of any corporation with which the Company may be consolidated or merged, are persons who were not Directors or Officers of the Company or one of its Subsidiaries immediately prior to the acquisition, or to the first of a series of transactions which resulted in the acquisition of thirty percent (30%) or more in voting power of the outstanding stock of the Company.

(d)

“Code” shall mean the Internal Revenue Code of 1986, as amended.

(e)

“Committee” shall mean the stock option committee appointed by the Board or, if not appointed, the Board.

(f)

“Common Stock” shall mean the Company’s Common Stock, par value $.001 per share.

(g)

“Consultant” means any person or corporation engaged to provide ongoing management or consulting services for the Company or any employee of such person or corporation, other than a Director or an Employee.

(h)

“Director” shall mean a member of the Board and Management Company Employees of the Company.

3.

(i)

“Employee” shall mean any person, including Officers, Directors, Consultants and independent contractors, employed by the Company or any parent or Subsidiary of the Company within the meaning of Section 3401(c) of the regulations promulgated thereunder.

(j)

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(k)

“Fair Market Value” of a Share on any date of reference shall be the Closing Price of a share of Common Stock on the business day immediately preceding such date, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner.  For this purpose, the “Closing Price” of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of the Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the common stock is listed for trading on the TSX, the last reported sale price of the common stock on such exchange, as reported in any newspaper of general circulation, (iii) if the Common Stock is quoted on The Nasdaq Stock Market (“Nasdaq”), or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system, or (iv) if neither clause (i), (ii) nor (iii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and asked quotations for the Common Stock on at least five of the 10 preceding days.  If the information set forth in clauses (i) through (iii) above is unavailable or inapplicable to the Company (e.g., if the Company’s Common Stock is not then publicly traded or quoted), then the “Fair Market Value” of a Share shall be the fair market value (i.e., the price at which a willing seller would sell a Share to a willing buyer when neither is acting under compulsion and when both have reasonable knowledge of all relevant facts) of a share of the Common Stock on the business day immediately preceding such date as the Committee in its sole and absolute discretion shall determine in a fair and uniform manner.

(l)

“Incentive Stock Option” shall mean an incentive stock option as defined in Section 422 of the Code.

(m)

“Insider” means (i) a director or senior officer of the Company, (ii) a director or senior officer of a Company that is an Insider or subsidiary of the Company, (iii) a person that beneficially owns or controls, directly, or indirectly, voting shares carrying more than 10% of the voting rights attached to all outstanding voting shares of the Company, or the Company itself if it holds any of its own securities.

(n)

“Management Company Employee” means an individual employed by a person providing management services to the Company, which services are required for the ongoing successful operations of the business enterprise of the Company, but

4.

excluding a person engaged in Investor Relations Activities (as such term is defined in Policy 1.1 of the TSX Manual.)

(o)

“Non-Statutory Stock Option” or “Non-qualified Stock Option” shall mean an Option which is not an Incentive Stock Option.

(p)

“Officer” shall mean the Company’s chairman, president, principal financial officer, principal accounting officer (or, if there is no such accounting officer, the controller), any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company.  Officers of Subsidiaries shall be deemed Officers of the Company if they perform such policy-making functions for the Company.  As used in this paragraph, the phrase “policy-making function” does not include policy-making functions that are not significant.  Unless specified otherwise in a resolution by the Board, an “executive officer” pursuant to Item 401(b) of Regulation S-K (17 C.F.R. § 229.401(b)) shall be only such person designated as an “Officer” pursuant to the foregoing provisions of this paragraph.

(q)

“Option” (when capitalized) shall mean any stock option granted under this Plan.

(r)

“Optioned Shares” means the Shares which may be acquired on exercise of an Option.

(s)

“Optionee” shall mean a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

(t)

“Plan” shall mean this 2009 Stock Option Plan of the Company, which Plan shall be effective as of October 1, 2009 and continues the Company's pre-existing Amended and Restated 2006 Stock Option Plan.

(u)

“Share” or “Shares” shall mean a share or shares, as the case may be, of the Common Stock, as adjusted in accordance with Section 10 of this Plan.

(v)

“Subsidiary” shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(w)

“TSX” means the TSX Venture Exchange or any successor thereto, provided that if the Shares are or become listed on a senior stock exchange, then reference to “TSX” shall be a reference to such senior exchange.

5.

(x)

“TSX Manual” means the Corporate Finance Manual of the TSX Venture Exchange or, if the Company graduates to a senior exchange, the Toronto Stock Exchange Company Manual, as such manuals may be updated from time to time.

3.

Shares and Options.  Subject to adjustment in accordance with Section 10 hereof, the Company may issue up to seventeen million (17,000,000) Options to acquire Shares held in the Company’s treasury or from authorized and unissued Shares through the exercise of Options issued pursuant to the provisions of this Plan.  If any Option granted under this Plan shall terminate, expire, or be cancelled, forfeited or surrendered as to any Shares, the Shares relating to such lapsed Option shall be available for issuance pursuant to new Options subsequently granted under this Plan.  Upon the grant of any Option hereunder, the authorized and unissued Shares to which such Option relates shall be reserved for issuance to permit exercise under this Plan.  Subject to the provisions of Section 14 hereof, an Option granted hereunder shall be either an Incentive Stock Option or a Non-Statutory Stock Option as determined by the Committee at the time of grant of such Option and shall clearly state whether it is an Incentive Stock Option or Non-Statutory Stock Option.  All Incentive Stock Options shall be granted within 10 years from the effective date of this Plan.

4.

Limitations.  Options otherwise qualifying as Incentive Stock Options hereunder will not be treated as Incentive Stock Options to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares, with respect to which Options meeting the requirements of Code Section 422(b) are exercisable for the first time by any individual during any calendar year (under all stock option or similar plans of the Company and any Subsidiary), exceeds U.S. $100,000.

5.

Conditions for Grant of Options.

(a)

Each Option shall be evidenced by an option agreement that may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or any applicable law.  Optionees shall be those persons selected by the Committee from the class of all regular Employees of the Company or its Subsidiaries, including Employees, Directors and Officers who are regular employees of the Company, Directors who are not regular employees of the Company, as well as Consultants to the Company.  Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Option under this Plan shall not be eligible to receive any Option under this Plan for the duration of such waiver.

(b)

For so long as the Shares are listed on the TSX, the Company covenants that all Employees, Consultants or Management Company Employees shall be bona fide Employees, Consultants or Management Company Employees as the case may be, of the Company or it’s Subsidiaries.

6.

(c)

In granting Options, the Committee shall take into consideration the contribution the prospective Optionee has made, or is expected to make, to the success of the Company or its Subsidiaries and such other factors as the Committee shall determine.  The Committee shall also have the authority to consult with and receive recommendations from Officers and other personnel of the Company and its Subsidiaries with regard to these matters.  The Committee may from time to time in granting Options under this Plan prescribe such terms and conditions concerning such Options as it deems appropriate, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein; provided further, however, that to the extent not cancelled pursuant to Section 9(b) hereof, upon a Change in Control, any Options that have not yet vested, may, in the sole discretion of the Committee, vest upon such Change in Control.

(d)

The Options granted to Employees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company or its Subsidiaries.  Neither this Plan nor any Option granted under this Plan shall confer upon any person any right to employment or continuance of employment (or related salary and benefits) by the Company or its Subsidiaries.

(e)

If and for so long as the Shares are listed on the TSX:

(i)

the number of Options granted to Insiders within a 12 month period may not exceed 10% of the number of issued and outstanding Shares, unless the Company has obtained Disinterested Shareholder Approval (as such term is defined in the TSX Manual) for such an issuance.

(ii)

the maximum aggregate number of Shares that may be reserved under the Plan for issuance to any one individual in any 12 month period shall not exceed 5% of the Outstanding Issue at the time of grant; unless the Company has obtained Disinterested Shareholder Approval (as such term is defined in the TSX Manual) for such an issuance.

(iii)

the maximum aggregate number of Shares that may be reserved under the Plan or other share compensation arrangements of the Company for issuance to any one Consultant during any 12 month period shall not exceed 2% of the issued and outstanding Shares at the time of grant;

(iv)

the maximum aggregate number of Shares that may be reserved under the Plan or other share compensation arrangement of the Company for issuance to persons who are employed in investor relations activities (as defined in the TSX  Manual)  during any 12 month period shall not exceed 2% of the issued and outstanding Shares at the time of grant;

(v)

The Board shall, through the establishment of the appropriate procedures, monitor the trading in the securities of the Company by all Optionees performing Investor Relations Activities.

7.

(f)

Subject to the policies of the TSX, an Option shall vest and may be exercised (in each case to the nearest full Share) during the period for which the option is granted in accordance with a vesting schedule as the Board may determine in its discretion

(g)

Subject to TSX approval, the exercise price per Optioned Share under an Option may be reduced at the discretion of the Board or Committee if:

a.

at least six months has elapsed since the later of the date such Option was granted and the date the exercise price for such Option was last amended; and

b.

disinterested shareholder approval of the shareholders of the Company is obtained for any reduction in the exercise price under an Option held by an Insider of the Company;

provided that if the exercise price is reduced to the then Discounted Market Price (as such term is defined in the TSX Manual), the TSX four month hold period will apply from the date of the amendment and further provided that no such conditions will apply in the case of an adjustment made under subsection 10(a) hereof.)

6.

Exercise Price.

(a)

 The exercise price per Share of any Option shall be any price determined by the Committee but in no event shall the exercise price per Share of any Option be less than the Fair Market Value of the Shares underlying such Option on the date such Option is granted and, in the case of an Incentive Stock Option granted to a 10% stockholder, the per Share exercise price will not be less than 110% of the Fair Market Value.

(b)

If and for so long as the Shares are listed on the TSX, “Fair Market Value” must not be less than the Discounted Market Price (as such term is defined in Policy 1.1 of the TSX Manual) and must be, at a minimum, CDN $0.10 per incentive stock option.

7.

Deemed Exercise of Options.

(a)

An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, (iii) the Optionee has agreed to be bound by the terms, provisions and conditions of any applicable stockholders’ agreement, and (iv) arrangements that are satisfactory to the Committee in its sole discretion have

8.

been made for the Optionee’s payment to the Company of the amount that is necessary for the Company or the Subsidiary employing the Optionee to withhold in accordance with applicable Federal, Provincial or state tax withholding requirements.  Unless further limited by the Committee in any Option, the exercise price of any Shares purchased pursuant to the exercise of such Option shall be paid in cash, by certified or official bank check or by money order.

(b)

No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Plan.  No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 10 hereof.

8.

Exercise of Options. Any Option shall become exercisable in such amounts, at such intervals, upon such events or occurrences and upon such other terms and conditions as shall be provided in an individual Option agreement evidencing such Option, except as otherwise provided in Section 5(c) or this Section 8.

(a)

The expiration date(s) of an Option shall be determined by the Committee at the time of grant, but in no event shall an Option be exercisable after the expiration of 10 years from the date of grant of the Option.

(b)

Unless otherwise expressly provided in any Option as approved by the Committee, notwithstanding the exercise schedule set forth in any Option, each outstanding Option, may, in the sole discretion of the Committee, become fully exercisable upon the date of the occurrence of any Change of Control, but, unless otherwise expressly provided in any Option, no earlier than six months after the date of grant, and if and only if Optionee is in the employ of the Company on such date.

(c)

The Committee may in its sole discretion accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option or previously acquired by the exercise of any Option.

9.

Termination of Option Period.

(a)

Unless otherwise expressly provided in the documents pertaining to the grant of any Option, any unexercised Option shall automatically and without notice

9.

immediately terminate and become forfeited, null and void at the time of the earliest to occur of the following:

(i)

three months after the date on which the Optionee’s employment is terminated for any reason other than by reason of (a) Cause, (b) the termination of the Optionee’s employment with the Company by such Optionee following less than 60 days’ prior written notice to the Company of such termination (an “Improper Termination”), (b) a mental or physical disability (within the meaning of Section 22(e) of the Code) as determined by a medical doctor satisfactory to the Committee, or (d) death;

(ii)

immediately upon (a) the termination by the Company of the Optionee’s employment for Cause, or (b) an Improper Termination;

(iii)

one year after the date on which the Optionee’s employment is terminated by reason of a mental or physical disability (within the meaning of Code Section 22(e)) as determined by a medical doctor satisfactory to the Committee or the later of three months after the date on which the Optionee shall die if such death shall occur during the one-year period specified herein; or

(iv)

the later of (a) one year after the date of termination of the Optionee’s employment by reason of death of the employee, or (b) three months after the date on which the Optionee shall die if such death shall occur during the one year period specified in Subsection 9(a)(iii) hereof;

provided that, under no circumstances, shall the documents evidencing the grant of any Option provide for the exercise of an Option after the date which is 12 months after any of the events described in 9(a) (i) to 9(a) (iv) above.

(b)

The Committee in its sole discretion may, by giving written notice (“cancellation notice”), cancel effective upon the date of the consummation of any corporate transaction described in Subsection 10(d) hereof, any Option that remains unexercised on such date.  Such cancellation notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.

(c)

Upon termination of Optionee’s employment as described in this Section 9, or otherwise, any Option (or portion thereof) not previously vested or not yet exercisable pursuant to Section 8 of this Plan shall be immediately cancelled.

10.

Adjustment of Shares.

10.

(a)

If at any time while this Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split, combination or exchange of Shares (other than any such exchange or issuance of Shares through which Shares are issued to effect an acquisition of another business or entity or the Company’s purchase of Shares to exercise a “call” purchase option), then and in such event:

(i)

 appropriate adjustment shall be made in the maximum number of Shares available for grant under this Plan, so that the same percentage of the Company’s issued and outstanding Shares shall continue to be subject to being so optioned;

(ii)

appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company’s issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price; and

(iii)

such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

(b)

Subject to the specific terms of any Option, the Committee may change the terms of Options outstanding under this Plan, with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee’s sole discretion, such adjustments become appropriate by reason of a corporate transaction described in Subsection 10(d) hereof, or otherwise.

(c)

Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into or exchangeable for shares of its capital stock of any class, either in connection with a direct or underwritten sale, or upon the exercise of rights or warrants to subscribe therefor or purchase such Shares, or upon conversion of obligations of the Company into such Shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or exercise price of Shares then subject to outstanding Options granted under this Plan.

(d)

Without limiting the generality of the foregoing, the existence of outstanding Options granted under this Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate

11.

(i)

any or all adjustments, reclassifications, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business;

(ii)

any merger or consolidation of the Company or to which the Company is a party;

(iii)

any issuance by the Company of debt securities, or preferred or preference stock that would rank senior to or above the Shares subject to outstanding Options;

(iv)

any purchase or issuance by the Company of Shares or other classes of common stock or common equity securities;

(v)

the dissolution or liquidation of the Company;

(vi)

any sale, transfer, encumbrance, pledge or assignment of all or any part of the assets or business of the Company; or

(vii)

any other corporate act or proceeding, whether of a similar character or otherwise.

(e)

The Optionee shall receive written notice within a reasonable time prior to the consummation of such action advising the Optionee of any of the foregoing.  The Committee may, in the exercise of its sole discretion, in such instances declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option.

11.

Transferability.  No Option or stock appreciation right granted hereunder shall be sold, pledged, assigned, hypothecated, disposed or otherwise transferred by the Optionee other than by will or the laws of descent and distribution and no Option or stock appreciation right shall be exercisable during the Optionee’s lifetime by any person other than the Optionee.

12.

Issuance of Shares.  As a condition of any sale or issuance of Shares upon exercise of any Option, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following:

(i)

a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

12.

(ii)

an agreement and undertaking to comply with all of the terms, restrictions and provisions set forth in any then applicable stockholders’ agreement relating to the Shares, including, without limitation, any restrictions on transferability, any rights of first refusal and any option of the Company to “call” or purchase such Shares under then applicable agreements, and

(iii)

 any restrictive legend or legends, to be embossed or imprinted on Share certificates, that are, in the discretion of the Committee, necessary or appropriate to comply with the provisions of any securities law or other restriction applicable to the issuance of the Shares.

(iv)

if and for so long as the Shares are listed on the TSX, the exercise price is reduced to Discounted Market Price, Options will be subject to a four month hold period commencing from the date of grant and any Shares issued pursuant to the exercise of an Option prior to the expiry of the hold period will bear the following TSX legend:

“Without prior written approval of the TSX Venture Exchange and compliance with all applicable securities legislation, the securities represented by this certificate may not be sold, transferred, hypothecated or otherwise traded on or through the facilities of the TSX Venture Exchange or otherwise in Canada or to or for the benefit of a Canadian resident until [four months + 1 day from the date of grant.]”

13.

13.

Stock Appreciation Rights. Provided that: (i) the Company is treated as a “Tier 1 Issuer” by the TSX; or (ii) the Common Stock shall become listed on the Toronto Stock Exchange, the Committee, with the prior approval of the TSX or Toronto Stock Exchange, as applicable and necessary, may grant stock appreciation rights to Employees in tandem with Options that have been or are granted under the Plan. A stock appreciation right shall entitle the holder to receive, with respect to each Share as to which the right is exercised, payment in an amount equal to the excess of the Share’s Fair Market Value on the date the right is exercised over its Fair Market Value on the date the right was granted.  Such payment will be made in cash. The Committee may establish a maximum appreciation value payable for stock appreciation rights.

14.

Administration of this Plan.

(a)

This Plan shall be administered by the Committee, which shall consist of not less than two Directors.  The Committee shall have all of the powers of the Board with respect to this Plan.  Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

(b)

Subject to the provisions of this Plan, the Committee shall have the authority, in its sole discretion, to:

(i)

grant Options;

(ii)

determine the exercise price per Share at which Options may be exercised;

(iii)

determine the Optionees to whom, and time or times at which, Options shall be granted;

(iv)

determine the number of Shares to be represented by each Option;

(v)

determine the terms, conditions and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option;

(vi)

defer (with the consent of the Optionee) or accelerate the exercise date of any Option; and

(vii)

make all other determinations deemed necessary or advisable for the administration of this Plan, including re-pricing, canceling and regranting Options.

14.

(c)

The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of this Plan.  The Committee’s determinations and its interpretation and construction of any provision of this Plan shall be final, conclusive and binding upon all Optionees and any holders of any Options granted under this Plan.

(d)

 Any and all decisions or determinations of the Committee shall be made either

(i)

by a majority vote of the members of the Committee at a meeting of the Committee; or

(ii)

without a meeting by the unanimous written approval of the members of the Committee.

(e)

No member of the Committee, or any Officer or Director of the Company or its Subsidiaries, shall be personally liable for any act or omission made in good faith in connection with this Plan.

15.

Incentive Options for 10% Stockholders.  Notwithstanding any other provisions of this Plan to the contrary, an Incentive Stock Option shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its Subsidiary) at the date of grant unless the exercise price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of 10 years from the date such Option is granted.

16.

Interpretation.

(a)

This Plan shall be administered and interpreted so that all Incentive Stock Options granted under this Plan will qualify as Incentive Stock Options under Section 422 of the Code.  If any provision of this Plan should be held invalid for the granting of Incentive Stock Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, and this Plan shall be construed and enforced as if such provision had never been included in this Plan.

(b)

This Plan shall be governed by the laws of the Province of Ontario.

(c)

Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan or affect the meaning or interpretation of any part of this Plan.

(d)

Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

15.

(e)

Time shall be of the essence with respect to all time periods specified for the giving of notices to the company hereunder, as well as all time periods for the expiration and termination of Options in accordance with Section 9 hereof (or as otherwise set forth in an option agreement).

17.

Amendment and Discontinuation of this Plan.  Subject to the policies of the TSX, either the Board or the Committee may from time to time amend this Plan or any Option without the consent or approval of the stockholders of the Company; provided, however, that, except to the extent provided in Section 9, no amendment or suspension of this Plan or any Option issued hereunder shall substantially impair any Option previously granted to any Optionee without the consent of such Optionee.

18.

Termination Date.  This Plan shall terminate ten years after the date of adoption by the Board of Directors.